PIMCO Funds

Supplement dated October 2, 2023 to the Short Duration Strategy Funds Prospectus (the “Prospectus”)

dated July 31, 2023, as supplemented from time to time

Disclosure Related to the PIMCO Government Money Market Fund (the “Fund”)

In connection with recent regulatory changes, the Securities and Exchange Commission removed the ability of a money market fund to temporarily suspend redemptions (i.e., impose a “redemption gate”), except under extraordinary circumstances as part of a liquidation. Additionally, the Securities and Exchange Commission removed provisions in the rules governing money market funds that tied a money market fund’s ability to impose liquidity fees to its level of weekly liquid assets. A government money market fund will continue to have the ability to impose a liquidity fee after providing appropriate notice to shareholders. These changes are effective as of October 2, 2023 (the “Effective Date”).

Therefore, on the Effective Date, the seventh paragraph in the “Purchases, Redemptions and Exchanges—Redeeming Shares—Additional Information” section of the Fund’s Prospectus is deleted in its entirety and replaced with the following:

Although the Board of Trustees has not elected to subject the PIMCO Government Money Market Fund to a “liquidity fee”, it reserves the right to do so in the future after providing at least sixty days’ prior notice to shareholders. For additional information on liquidity fees, please see “Investment Objectives and Policies—Government Intervention Risk” in the SAI.

Investors Should Retain This Supplement for Future Reference

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